      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 2003

                                                    REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                               ------------------

                               EATON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      OHIO
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   34-0196300
                       (IRS EMPLOYER IDENTIFICATION NO.)

 Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114-2584, (216) 523-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ------------------

                  E. R. FRANKLIN, Vice President and Secretary
     Eaton Corporation, Eaton Center, 1111 Superior Avenue, Cleveland, Ohio
                           44114-2584, (216) 523-4103
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                               AGENT FOR SERVICE)

                                   Copies to:
                                JONATHAN JEWETT
      Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022

                               ------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
   From time to time after the effective date of this Registration Statement.

                               ------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] No. 333-74355

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE
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

                                               AMOUNT          PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
        TITLE OF EACH CLASS OF                 TO BE               OFFERING            AGGREGATE           REGISTRATION
      SECURITIES TO BE REGISTERED            REGISTERED       PRICE PER UNIT(1)    OFFERING PRICE(1)           FEE
---------------------------------------------------------------------------------------------------------------------------
Common Shares, par value 50c per
  share................................     $47,850,000              100%             $47,850,000             $3,872

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(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Eaton Corporation with the Securities and Exchange Commission (file No. 333-74355) pursuant to the Securities Act of 1933, as amended, and declared effective on May 26, 1999 is incorporated by reference into this Registration Statement.

                                 EXHIBIT INDEX

       EXHIBIT                                                 EXHIBIT
       NUMBER                                                DESCRIPTION
       -------                                               -----------
          5           -- Opinion of J. R. Horst, Vice President and General Counsel, as to validity of the
                         Securities.
         23(a)        -- Consent of Ernst & Young LLP.
         23(b)        -- Consent of J. R. Horst, Vice President and General Counsel, is contained in his opinion filed as Exhibit 5 to this Registration Statement.
         24           -- Power of Attorney and certified resolutions of the Board of Directors.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, STATE OF OHIO, ON THE 2ND DAY OF JUNE 2003.

                                        EATON CORPORATION

                                        By  /s/ RICHARD H. FEARON*

                                                    Richard H. Fearon,
                                               Executive Vice President --
                                           Chief Financial and Planning Officer

                                        By  /s/ BILLIE K. RAWOT*

                                                     Billie K. Rawot
                                              Vice President and Controller

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

                   NAME                                       TITLE                               DATE
                   ----                                       -----                               ----
  *                                          Chairman and Chief Executive Officer;
  ---------------------------------------    President; (Principal Financial
  Alexander M. Cutler                        Officer); Director



  *                                          Executive Vice President -- Chief
  ---------------------------------------    Financial and Planning Officer;
  Richard H. Fearon                          (Principal Financial Officer)



  *                                          Vice President and Controller;
  ---------------------------------------    (Principal Accounting Officer)
  Billie K. Rawot



  *                                          Director
  ---------------------------------------
  Michael J. Critelli



  *                                          Director
  ---------------------------------------
  Ernie Green



  *                                          Director
  ---------------------------------------
  Ned C. Lautenbach



  *                                          Director
  ---------------------------------------
  Deborah L. McCoy



  *                                          Director
  ---------------------------------------
  John R. Miller



  *                                          Director
  ---------------------------------------
  Victor A. Pelson



  *                                          Director
  ---------------------------------------
  Gary L. Tooker

*By  /s/ DAVID M. O'LOUGHLIN
     -----------------------------------

            David M. O'Loughlin,
              Attorney-in-Fact
       for the officers and directors
     signing in the capacities indicated


*By  /s/ MARK HENNESSEY
     -----------------------------------

      Mark Hennessey, Attorney-in-Fact
       for the officers and directors
     signing in the capacities indicated
                                                            June 2, 2003